UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2020

HANCOCK JAFFE LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38325	33-0936180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Doppler Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 261-2900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HJLI	The NASDAQ Stock Market LLC
Warrant to Purchase Common Stock	HJLW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 15, 2020, Hancock Jaffe Laboratories, Inc. (the “Company”) completed a special meeting of stockholders (the “Special Meeting”). The number of shares of stock entitled to vote at the Special Meeting was 38,324,333 shares of common stock and 4,205,406 shares of Preferred Stock (the “Voting Stock”). The number of shares of Voting Stock present or represented by valid proxy at the Special Meeting was 34,841,123 shares or approximately 82% of the Voting Stock. At the Special Meeting, the Company’s stockholders (i) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “A&R Certificate of Incorporation”) to increase the aggregate number of authorized shares of common stock by 200,000,000 shares from 50,000,000 to 250,000,000 shares; (ii) approved an amendment to the A&R Certificate of Incorporation to reduce the vote required to amend, repeal, or adopt any provisions of the A&R Certificate of Incorporation from the approval of 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Company entitled to vote to a majority of such shares; (iii) approved a reverse stock split of the Company’s common stock at a ratio of between one-for-five and one-for-twenty-five, with such ratio to be determined at the sole discretion of the Company’s Board of Directors (the “Board”) and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion; (iv) approved if necessary, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the private placement of 4,205,406 shares of the Company’s Series C Convertible Preferred Stock and unregistered warrants to purchase up to an aggregate of 6,078,125 shares of common stock; (v) approved if necessary, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the issuance of unregistered warrants to purchase up to an aggregate of 3,495,000 shares of common stock with respect to the waiver of certain rights of the purchaser signatories to those certain Securities Purchase Agreements, dated April 24, 2020, and June 1, 2020; and (vi) approved the adjournment of the Special Meeting for any purpose, including to solicit additional proxies in favor of the foregoing proposals if there were not sufficient votes to approve the foregoing proposals. The following is a tabulation of the voting on the proposals presented at the Special Meeting:

Proposal No. 1 – Increase of authorized shares of common stock

The amendment to the A&R Certificate of Incorporation to increase the number of authorized shares of common stock by 200,000,000 shares from 50,000,000 to 250,000,000 shares, was approved.

The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
28,765,012	664,766	276,219	5,135,126

Proposal No. 2 – Approval of charter amendment to reduce the vote required to amend, repeal or adopt provisions

The amendment to the A&R Certificate of Incorporation to reduce the vote required to amend, repeal, or adopt any provisions of the A&R Certificate of Incorporation from the approval of 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Company entitled to vote to a majority of such shares, was approved.

The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
28,583,989	983,024	138,984	5,135,126

Proposal No. 3 – Approval of the reverse stock split

A reverse stock split of the Company’s common stock at a ratio of between one-for-five and one-for-twenty five, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, was approved.

The voting results were as follows:

Shares Voted For	Shares Voted Against	Abstentions
33,114,166	1,516,622	210,335

Proposal No. 4 – First Nasdaq proposal

If necessary, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the private placement of 4,205,406 shares of the Company’s Series C Convertible Preferred Stock and unregistered warrants to purchase up to an aggregate of 6,078,125 shares of common stock was approved.

The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
24,376,732	1,145,664	4,183,601	5,135,126

Proposal No. 5 – Second Nasdaq proposal

If necessary, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the issuance of unregistered warrants to purchase up to an aggregate of 3,495,000 shares of common stock with respect to the waiver of certain rights of the purchaser signatories to those certain Securities Purchase Agreements, dated April 24, 2020, and June 1, 2020, was approved.

The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
24,377,993	1,153,445	4,174,559	5,135,126

Proposal No. 6 – Adjournment of the meeting to solicit additional proxies

The adjournment of the Special Meeting for any purpose, including to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the foregoing proposals, was approved.

The voting results were as follows:

Votes For	Votes Against	Abstentions
33,061,249	1,563,657	216,217

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2020, following receipt of stockholder approval at the Special Meeting, the Company filed the Fifth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (i) increasing the number of authorized shares of common stock by 200,000,000 shares from 50,000,000 to 250,000,000 and (ii) reducing the vote required to amend, repeal or adopt any provisions of the A&R Certificate of Incorporation from approval of 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Company entitled to vote to a majority of such shares. The Fifth Amended and Restated Certificate of Incorporation is attached to this Current Report as Exhibit 3.1. All descriptions of the Fifth Amended and Restated Certificate herein are qualified in their entirety to the text of Exhibit 3.1 hereto, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Fifth Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2020

HANCOCK JAFFE LABORATORIES, INC.

	By:	/s/ Robert A. Berman
	Name:	Robert A. Berman
	Title:	Chief Executive Officer